Deferred Taxes - Summary of Reconciliation of Deferred Tax Movements Between Balance Sheet and Comprehensive Income (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
DEFERRED TAXES
Total increases (decreases) for deferred taxes of other comprehensive income	$ 984,611	$ 87,822	$ (68,036)
Income tax of changes in cash flow hedge transactions (income and derivative coverage)	18,061,004	37,616,791	(26,139,149)
Total	$ 19,045,615	$ 37,704,613	$ (26,207,185)